NUMBER F-	1 FIRST COMMUNITY FINANCIAL PARTNERS INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS	SHARES
SEE LEGEND ON REVERSE SIDE
CUSIP 31985Q 10 6

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $1.00 PAR VALUE, OF
----- FIRST COMMUNITY FINANCIAL PARTNERS -----
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this certificate properly endorsed.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.
Dated:

CHAIRMAN	CHIEF EXECUTIVE OFFICER

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state law, and such shares may not be sold or otherwise transferred unless (a) they are registered under the Act and any applicable state law or (b) such sale or transfer is exempt from such registration and the Corporation has received an opinion of counsel acceptable to it to the effect that such sale or transfer is so exempt.
The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by entireties JT TEN – as joint tenants with right of survivorship and as tenants in common
UNIF GIFT MIN ACT __________ Custodian ____________
                                      (Cust) (Minor)

                              under Uniform Gifts to Minors Act
                             ________________________________
                                                     (State)

UNIF TRF MIN ACT __________ Custodian (until age ___)
                                   (Cust)
                             ____________ under Uniform Transfers
                                   (Minor)

                             to Minors Act ______________________
                                                                (State)

Additional abbreviations may also be used though not in the above list.
For value received, ________________________________ hereby sells, assigns and transfers unto
SOCIAL SECURITY OR TAXPAYER PLEASE PRINT OR TYPE – NAME AND ADDRESS, INCLUDING ZIP
IDENTIFICATION NUMBER CODE, OR ASSIGNEE

SHARES

SOCIAL SECURITY OR TAXPAYER PLEASE PRINT OR TYPE – NAME AND ADDRESS, INCLUDING ZIP
IDENTIFICATION NUMBER CODE, OR ASSIGNEE

SHARES

of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	20_____
Signature(s)

Signature(s)

IMPORTANT

A NOTARY PUBLIC IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERICAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15.

NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A NEW YORK OR MIDWEST STOCK EXCHANGE MEMBER OR FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER OFFICE.

Medallion Signature(s) guarantee: